FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): October 1, 2001


                          CHARTER COMMUNICATIONS, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
         (State or Other Jurisdiction of Incorporation or Organization)

              000-27927                                 43-1857213
              ---------                                 ----------
      (Commission File Number)          (Federal Employer Identification Number)

        12405 Powerscourt Drive
           St. Louis, Missouri                              63131
           -------------------                              -----
  (Address of Principal Executive Offices)                (Zip Code)

       (Registrant's telephone number, including area code) (314) 965-0555



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ITEM 5. OTHER ITEMS.

         On October 1, 2001, Charter Communications, Inc. (Nasdaq:CHTR) announced long-term employment agreements for Kent D. Kalkwarf, Executive Vice President and Chief Financial Officer; and David G. Barford, Executive Vice President and Chief Operating Officer. A copy of the press release is being filed as Exhibit 99.1 with this report.

         On October 1, 2001, Charter Communications, Inc. and High Speed Access Corp. (Nasdaq: HSAC) announced the signing of a definitive agreement by which Charter has agreed to purchase substantially all of the assets used by High Speed Access Corp. to serve Charter Communications, Inc.'s high-speed data customers. A copy of the press release is being filed as Exhibit 99.2 with this report.



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ITEM 7. EXHIBITS.

     99.1 Press release dated October 1, 2001 *
     99.2 Press release dated October 1, 2001 *

------------------------------

      *    filed herewith



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CHARTER COMMUNICATIONS, INC.,
                                  Registrant


                                  By: /s/ KENT D. KALKWARF
                                      ------------------------
                                      Name:  Kent D. Kalkwarf
                                      Title: Executive Vice President and
                                             Chief Financial Officer (Principal
                                             Financial Officer and Principal
                                             Accounting Officer)

Dated: October 2, 2001



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EXHIBIT INDEX


EXHIBIT
NUMBER        DESCRIPTION
------        -----------

99.1    Press release dated October 1, 2001.
99.2    Press release dated October 1, 2001.